Exhibit 99.1

Ocean Biomedical and Virion Therapeutics Form Joint Venture Supporting Multi-National, First-In-Humans Clinical Chronic Hepatitis B Study: Now Enrolling, With Goal of a Functional Cure for a Disease Affecting 300+ Million Patients Worldwide

Providence, Rhode Island, October 12, 2023 – Ocean Biomedical, Inc. (NASDAQ: OCEA), a biopharma company working to accelerate the development of compelling discoveries from top research scientists, and Virion Therapeutics, LLC, a clinical-stage biotechnology company developing novel T cell-based immunotherapies, today announced they have entered into a joint venture to accelerate and expand Virion’s clinical-stage program and pipeline, with the goal of finding cures for patients with cancer and chronic infectious diseases.

Virion has begun enrolling a multi-national, first-in-humans study, “VRON-0200,” for the treatment of persons with chronic hepatitis B virus (HBV) infection, with the goal of providing a functional cure for a disease that affects over 300 million patients worldwide. Additionally, Virion has IND-enabling activities for their oncology program underway.

The pipeline is built upon a novel class of immune-modulators, specifically, Virion’s proprietary genetically encoded checkpoint modifiers (CPMs), which have demonstrated enhanced and broadened CD8+ T cells, which has resulted in unprecedented immune responses and clinical activity in a wide range of animal models of different diseases.

Ocean is advancing potential immunotherapies for lung, brain, and other cancers by targeting chitinase 3-like-1 expression (CHi3L1) with mono- and bi-specific antibodies and has additional development programs in fibrosis and for the treatment, and prevention, of malaria.

“We are pleased to be entering into this joint venture with Virion. Altering T cell activation to significantly improve immune responses, and subsequently treatment outcomes, is highly innovative and an exciting new technology with a wide array of potential uses for both cancer and chronic infectious diseases,” said Dr. Chirinjeev Kathuria, Ocean’s Executive Chairman and co-founder. “We’ve been impressed with Virion’s clinical development expertise and their ability to advance the lead VRON-0200 Chronic HBV program into clinical trials and are looking forward to seeing the first clinical data from this program within the next few months. We are also excited to help support their oncology program, which is targeted for IND submission in the next 9 months. We believe there is great synergy between the companies and that the team and corporate infrastructure at Ocean can help Virion accelerate their development programs, and Virion can assist Ocean in advancing our programs into the clinic – with our joint goal of bringing new treatment options to patients affected by cancer and infectious diseases.”

“Ocean has an exciting pipeline of innovative treatments from world-class scientists and a unique business model that was attractive to us,” said Dr. Andrew Luber, CEO and co-founder of Virion. Luber added, “Both companies have highly synergistic pipelines and complementary corporate structures that will benefit each other and should lead to exciting new treatments in the future. It is rare to find companies that complement one another so well and have common goals. We look forward to rolling up our sleeves together and bringing our novel therapeutics to patients worldwide!”

About VRON-0200

VRON-0200 is a therapeutic immunotherapy, administered by intramuscular injection, designed with the goal of providing a functional cure for chronic HBV infection. While the virus itself stimulates HBV-specific CD8+ T cells, for those patients that can’t clear the initial infection, their T cells soon become exhausted, placing limits on their ability to proliferate and control the virus. Preclinical data support the hypothesis that VRON-0200, through checkpoint modification, can amplify, broaden, and enhance T cell responses to include T cells that are not normally activated during a chronic HBV infection, which results in improved viral control. A multi-national Phase 1b study in chronically HBV-infected patients is currently enrolling.

About Ocean Biomedical

Ocean Biomedical, Inc. is a Providence, Rhode Island-based biopharma company with an innovative business model that accelerates the development and commercialization of scientifically compelling assets from research universities and medical centers. Ocean Biomedical deploys the funding and expertise to move new therapeutic candidates efficiently from the laboratory to the clinic to the world. Ocean Biomedical is currently developing five promising discoveries that have the potential to achieve life-changing outcomes in lung cancer, brain cancer, pulmonary fibrosis, and the prevention and treatment of malaria. The Ocean Biomedical team is working on solving some of the world’s toughest problems, for the people who need it most.

To learn more, visit www.oceanbiomedical.com.

About Virion Therapeutics (Virion)

Virion Therapeutics, LLC is a clinical-stage company developing novel T cell-based immunotherapies to cure cancer and chronic infectious diseases that utilize proprietary genetically encoded checkpoint modifiers (CPMs) to enhance and broaden CD8+ T cell responses to a tumor or chronic infection. Founded in early 2018 to advance technology licensed from The Wistar Institute, an international leader in biomedical research with special expertise in vaccine, cancer and infectious disease research. Virion has a robust pipeline, including its lead VRON-0200 clinical program, and several additional programs advancing rapidly to human studies, leveraging its proprietary platform technologies.

To learn more, visit www.VirionTx.com.

Forward-Looking Statements

The information included herein and in any oral statements made on behalf of Ocean Biomedical, Inc. (the “Company”) or otherwise in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations; the expected timing and success of IND filings for our initial product candidates; statements regarding the expected timing of our IND-enabling studies; the frequency and timing of filing additional INDs; expectations regarding the availability and addition of future assets to our pipeline; the advantages of any of our pipeline assets and platforms; the potential benefits of our product candidates; potential commercial opportunities; the timing of key milestones for our programs; the future financial condition, results of operations, business strategy and plans, and objectives of management for future strategy and operations; and statements about industry trends and other companies in the industry. These forward-looking statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company’s management, and they are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions.

Any discoveries announced by the Company are based solely on laboratory and animal studies. The Company has not conducted any studies that show similar efficacy or safety in humans. There can be no assurances that any treatment tested by the Company will prove safe or effective in humans, and that any clinical benefits of any such treatment is subject to clinical trials and ultimate approval of its use in patients by the FDA. Such approval, if granted, could be years away.

Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the control of the Company that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and in the Company’s subsequent Quarterly Reports on Form 10-Q and other documents filed by the Company from time to time with the SEC and which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update any forward-looking statements made by us. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Virion Therapeutics, LLC

Dr. Sue Currie

Chief Operating Officer

scurrie@viriontx.com

Ocean Biomedical Investor Relations

connect@oceanbiomedical.com

Kevin Kertscher

Communications Director